Offerings - Offering: 1	Oct. 23, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 3,303,181.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 456.17
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 288,547 Shares outstanding (approximately 5.00% of the net assets of the Fund as of September 30, 2025).